UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2011

ITEM 1.  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2011

Annual Report

Western Asset Global High Income Fund Inc.
(EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	32

Statement of operations	33

Statements of changes in net assets	34

Statement of cash flows	35

Financial highlights	36

Notes to financial statements	37

Report of independent registered public accounting firm	56

Additional information	57

Annual chief executive officer and chief financial officer certifications	63

Other shareholder communications regarding accounting matters	64

Dividend reinvestment plan	65

Important tax information	67

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

Western Asset Global High Income Fund Inc.	III

Investment commentary

Economic review

While economic indicators were somewhat mixed, the U.S. economy continued to expand over the twelve months ended May 31, 2011. Looking back, beginning with the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, toward the end of the reporting period, concerns regarding the sustainability of the economic recovery returned, negatively impacting some sectors of the equity and fixed-income markets. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than has been realized during most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. The Commerce Department then reported that first quarter 2011 GDP growth was 1.9%. This moderation in growth during the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, while there were some periods of improvement during the reporting period, unemployment remained stubbornly high. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then took two steps backward, as unemployment rose to 9.0% in April and 9.1% in May. Based on U.S. Department of Labor figures, the private sector — which represents roughly 70% of the total U.S. workforce — added only 83,000 jobs in May, the smallest amount since June 2010. As of the end of the reporting period, approximately 13.9 million Americans looking for work had yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 3.8% in April and May, respectively. At the end of May, the inventory of unsold homes was a 9.3 month supply at the current sales level, versus a 9.0 month supply in April. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $166,500 in May 2011, down 4.6% from May 2010.

IV	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened at the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-two consecutive months since it began expanding (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion) in August 2009. In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe, geopolitical events in the Middle East and Northern Africa (“MENA”), and the natural disasters in Japan. During the reporting period, Ireland joined Greece in requesting financial support from the European Union (“EU”) and International Monetary Fund (“IMF”), and Portugal also requested bailout funds. Political turmoil in the MENA region caused oil prices to rise above $100 a barrel in February 2011, the first such occurrence in roughly two years. This led to concerns that higher oil prices could temper economic growth in both developed and emerging market countries. The tragedy in Japan also impacted the global economy. The World Bank has projected damage in northeast Japan could reach $235 billion. Japan’s economy fell back into recession in the first quarter of 2011, with GDP contracting 0.9%. However, the World Bank stated, “As a result of the earthquake and tsunami, Japan’s real GDP growth will slow, but the slowdown will likely be temporary. Growth should start picking up after mid-2011 as reconstruction efforts get underway.”

Financial market overview

To a large extent, the financial markets were characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the financial markets experienced several periods of heightened volatility during the reporting period. The markets experienced sell-offs in mid-November 2010 and in mid-February, mid-March and May 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its August 2010 meeting, the Fed announced an ongoing program that calls for using the proceeds from maturing agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Western Asset Global High Income Fund Inc.	V

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with its previously announced program to use the proceeds of maturing securities to purchase Treasuries, means the Fed could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

At its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rateiv at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” The Fed also announced that it will complete its $600 billion Treasury securities purchase program at the end of June.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.00% during most of the reporting period. However, in early April 2011, the ECB raised interest rates from 1.00% to 1.25% — the first rate hike since July 2008. The ECB then held rates steady in May. In other developed countries, the Bank of England kept rates on hold at 0.5% during the period, as did Japan at a range of zero to 0.1%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

Most spread sectors (non-Treasuries) started the reporting period on the right foot, as they produced positive absolute returns in June and July, given robust investor demand for these securities. This rally was interrupted by a bout of risk aversion in August, with fears that the economy might slip back into a recession. Due to expectations for additional quantitative easing, most spread sectors rallied in September and October, before weakening again in the middle of November as the European sovereign debt crisis again took center stage. Most U.S. spread sectors then rallied through the end of April 2011. However, emerging market debt produced mixed results given uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and the devastating earthquake and tsunami in Japan. In May, the U.S. spread sectors generally posted positive results, but underperformed equal-durationv Treasuries. This occurred as economic data were often worse-than-expected and Treasuries rallied sharply given increased investor risk aversion.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended May 31, 2011. When the period began, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. Yields largely declined during much of the

VI	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

next five months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed, but then declined in April and May largely due to disappointing economic data. When the period ended on May 31, 2011, two-year Treasury yields were 0.45% and ten-year Treasury yields were 3.05%. For the twelve months ended May 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 5.84%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 3.22% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 18.10% for the twelve months ended May 31, 2011.

Despite periods of heightened volatility, the emerging market debt asset class generated strong results for the twelve-month reporting period. After a solid start, investor concerns regarding interest rate hikes in China and unrest in the MENA region dragged the asset class down from November 2010 through January 2011. Emerging market debt prices then largely stabilized in February and rallied from March through May. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 12.71% over the twelve months ended May 31, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global High Income Fund Inc.	VII

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii               The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi                The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii             The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

viii          The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix                 The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

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Western Asset Global High Income Fund Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment and investment grade fixed-income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities. The Fund may use a variety of derivative instruments, such as options, futures contracts, swap agreements and credit default swaps, as part of its investment strategies or for hedging or risk management purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Ryan Brist.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended May 31, 2011, risk appetite was generally strong as investors sought incremental yields given the low rates available from short-term fixed-income securities. Also supporting the spread sectors (non-U.S. Treasuries) were continued positive economic growth, generally improving corporate profits and strengthening corporate balance sheets.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These “flights to quality” were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets.

The yields on two- and ten-year Treasuries began the fiscal year at 0.76% and 3.31%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing expectations regarding the economy and uncertainties regarding Federal Reserve Board (“Fed”)i monetary policy. During the fiscal year, two-year Treasury yields moved as high as 0.87% and as low as 0.33%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.41%. On May 31, 2011, yields on two- and ten-year Treasuries were 0.45% and 3.05%, respectively.

The Barclays Capital U.S. Aggregate Indexii returned 5.84% for the twelve months ended May 31, 2011. Investment grade corporate bonds posted solid results, with the Barclays

2	Western Asset Global High Income Fund Inc. 2011 Annual Report

Fund overview (cont’d)

Capital U.S. Corporate Investment Grade Indexiii returning 9.51%. Comparatively, riskier fixed-income securities, including high-yield bonds, produced even stronger results as the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiv (the “Index”) returned 18.10% for the twelve-month period. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 21.01% and 17.08%, respectively. Emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned 12.71% for the twelve months ended May 31, 2011.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Given concerns about rising interest rates, we pared the Fund’s exposure to U.S. investment grade corporate bonds and allocated the proceeds to less interest rate sensitive U.S. high-yield and emerging market debt. We also felt that the latter two asset classes were more attractively valued than U.S. investment grade corporates.

While the Fund maintained its lower-quality bias, we pared our exposure to certain U.S. CCC and below-rated securities to capture profits during the fiscal year. While we maintained an underweight to higher-quality bonds, we increased our allocation, targeting issuers that our research team felt had potential to be upgraded to investment grade.

Although we decreased our overall exposure to investment grade corporates, we actively participated in the new issue market by selectively purchasing new positions in this asset class, as well as high-yield and emerging market debt from a variety of sectors. Toward the end of the fiscal year, we slightly reduced the Fund’s use of leverage. This was done as a defensive measure in the event that there were a pullback in the market given its strong performance during the reporting period.

The Fund employed U.S. Treasury futures during the reporting period to manage its yield curvevi positioning and durationvii. This strategy did not materially affect performance. The Fund also utilized currency forwards to hedge our currency exposure. In particular, our Eurozone and sterling currency forwards were detractors from the Fund’s performance during the reporting period with the euro and the sterling strengthening roughly 20% and 12%, respectively, versus the U.S. dollar. Our losses on these currency hedges were offset by the currency appreciation of our euro- and sterling-denominated holdings.

Performance review

For the twelve months ended May 31, 2011, Western Asset Global High Income Fund Inc. returned 22.75% based on its net asset value (“NAV”)viii and 36.14% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned 5.84%, 18.10% and 12.71%, respectively, for the same period. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageix returned 21.65% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.12 per share. The performance table on the following page shows the Fund’s twelve-month total

Western Asset Global High Income Fund Inc. 2011 Annual Report	3

return based on its NAV and market price as of May 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2011

Price Per Share	12-Month Total Return*
$13.62 (NAV)	22.75%†
$13.38 (Market Price)	36.14%‡

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively.
†	Total return assumes the reinvestment of all distributions at NAV.
‡	Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The portfolio’s exposure to the high-yield bond market was the largest contributor to the Fund’s absolute performance during the reporting period. Within our high-yield allocation, individual issuer selection was the main driver of returns. In particular, our exposures to Energy Future Holdings Corp. and Wind Acquisition Holdings Finance SpA enhanced the Fund’s results. Energy Future Holdings benefited primarily from strong balance sheet management, as well as general economic improvement. The company was able to extend the maturity of more than $15 billion of its debt, originally due from 2014 to 2017. The market responded very favorably to the company’s ability to secure extended financing through 2017. Wind Acquisition is an Italian telecommunication operator that offers integrated wireless, fixed line and Internet services. Despite uncertainties related to the ongoing European sovereign debt crisis, the company’s fundamentals improved during the fiscal year and its debt spreads narrowed. Additionally, in April 2011, the company was acquired by Vimpel Communications (“VimpelCom”), Russia’s second-largest mobile phone operator. Subsequent to the acquisition by the higher-rated VimpelCom, the company’s spreads further narrowed.

The Fund’s emerging market debt exposure also contributed positively to performance. In particular, our holding of Argentina’s sovereign debt was beneficial. The market reacted positively when Argentina announced the details of a debt swap to settle claims associated with its 2001 default. This caused Argentina’s existing outstanding debt to rally as it was felt that the country would regain access to developed world capital markets. Additionally, Argentina’s sovereign debt benefited from strong economic fundamentals. The Fund’s exposure to Venezuela was also rewarded. Venezuela, aided by robust economic growth and higher oil prices, outperformed the overall EMBI Global. Furthermore, Venezuela’s sovereign debt was boosted by strong investor demand as it offered very attractive yields in a low yield environment.

Our exposure to investment grade corporate bonds also enhanced the Fund’s results. Positions in American International Group Inc. (“AIG”) and Citigroup Inc. were the leaders within this asset class. AIG’s senior debt performed well due to improved fundamental results, combined with an improving balance sheet which included an initial public offering of its Asia operations and the sale of another business to a competitor during the period. Citigroup’s bonds rallied as confidence in the banking system improved and it became apparent that banks would be able to continue paying their coupons. In addition, the

4	Western Asset Global High Income Fund Inc. 2011 Annual Report

Fund overview (cont’d)

fundamentals in the banking industry were better, as capital reserves increased and corporate earnings were often better-than expected.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s absolute results during the reporting period were our holdings in Trico Shipping AS and OPTI Canada Inc., both in the high-yield sector. Our senior secured position in Trico Shipping suffered over the fiscal year as its parent company, Trico Marine SA, defaulted on an interest payment in May 2010. Trico Marine had been weathering a downturn in its towing supply and sub-sea businesses, as exploration spending by major international and national oil companies, its key customers, has been suppressed over the last two years, following the global recession. Trico Shipping subsequently defaulted on an interest payment due in November 2010. Although trading levels were volatile and influenced by ongoing headlines, with the backing of a strong collateral package on our secured position, we expected recoveries to be high. Toward the end of the reporting period, Trico Shipping completed a recapitalization and we received a new equity position in exchange for our debt position. OPTI Canada, which is focused on developing major oil sands projects in Canada, experienced hardships from the collapse in crude oil prices from the peak in 2008 and the subsequent credit crisis. Since then, OPTI Canada has been struggling with liquidity as the company’s cash needs are elevated at this point in its oil sands project build-out. Its bonds declined in a rising market and we decided to liquidate our position in January 2011. As we anticipated, restructuring negotiations have proven challenging and OPTI Canada’s bonds have continued to move materially lower since we removed this issuer from the portfolio.

Our exposure to emerging market corporate debt issuer China Forestry Holdings Co., Ltd. was also a drag on the Fund’s results. The company is one of the largest, privately-held, naturally regenerated and plantation forest operators in China in terms of coverage area of owned forest rights. Its debt performed poorly as its chief executive officer was charged with embezzling from the company. The Fund continues to hold the position, given our belief that the company has adequate offshore cash and assets to help it weather this storm.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage

Western Asset Global High Income Fund Inc. 2011 Annual Report	5

your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 14, 2011

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of May 31, 2011 were: Sovereign Bonds (18.1%), Consumer Discretionary (16.4%), Energy (12.1%), Materials (10.9%) and Financials (10.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

iv

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

6	Western Asset Global High Income Fund Inc. 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2011 and May 31, 2010 and does not include derivatives such as futures contracts, forward foreign currency contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global High Income Fund Inc. 2011 Annual Report	7

Spread duration (unaudited)

Economic Exposure — May 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

1/3 BC Aggregate, 1/3 JPM EMBI Global,
1/3 BC High Yield 2% Issuer Cap	—	1/3 Barclays Capital U.S. Aggregate Index,
1/3 JP Morgan Emerging Markets Bond Index Global and
1/3 Barclays U.S. High Yield — 2% Issuer Cap Index
ABS	—	Asset Backed Securities
EHI	—	Western Asset Global High Income Fund Inc.
EM	—	Emerging Markets
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities
Non-$	—	Non-U.S. Dollar

8	Western Asset Global High Income Fund Inc. 2011 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

1/3 BC Aggregate, 1/3 JPM EMBI Global,	—	1/3 Barclays Capital U.S. Aggregate Index,
1/3 BC High Yield 2% Issuer Cap		1/3 JP Morgan Emerging Markets Bond Index Global and
1/3 Barclays U.S. High Yield — 2% Issuer Cap Index
EHI	—	Western Asset Global High Income Fund Inc.
EM	—	Emerging Markets
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities
Non-$	—	Non-U.S. Dollar

Western Asset Global High Income Fund Inc. 2011 Annual Report	9

Schedule of investments

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 77.7%
Consumer Discretionary — 14.8%
Auto Components — 0.3%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	$1,605,046	(a)
Automobiles — 0.5%
Escrow GCB General Motors	8.250%	7/15/23	300,000		10,500	(a)(b)(f)
Escrow GCB General Motors	8.375%	7/15/33	3,500,000		122,500	(a)(b)(f)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	115,000		116,643
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,930,000		2,045,383	(c)
Total Automobiles					2,295,026
Diversified Consumer Services — 0.8%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,060,000	GBP	1,752,839	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		205,119
Service Corp. International, Senior Notes	7.500%	4/1/27	620,000		604,500	(c)
Sotheby’s, Senior Notes	7.750%	6/15/15	910,000		1,016,925	(c)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	460,000		475,525	(c)
Total Diversified Consumer Services					4,054,908
Hotels, Restaurants & Leisure — 4.1%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	160,000		166,600	(a)
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,640,000		1,656,400
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,446,400	(c)
Caesers Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	210,000		215,513
CCM Merger Inc., Notes	8.000%	8/1/13	550,000		552,750	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		386,053	(a)(c)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,220,000		1,369,450	(a)(d)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	1,375,000		1,254,687
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	180,000		186,525
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,626,145
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	610,000		626,775	(a)(c)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	519,000		519,000	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	800,000		804,000	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	565,000		615,850	(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	190,000		207,100	(a)

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	475,000		$ 551,000
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,135,000		1,322,275
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,510,000		1,328,800
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	675,000		496,125
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	625,000		442,188
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,770,000		1,911,600	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	200,000		234,750
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	190,000		195,225
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		151,550
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	800,000		826,000	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	150,000		137,625	(a)(e)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	110,000		11	(b)(f)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	760,000		76	(b)(f)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	750,000		778,125	(a)
Thomas Cook Group PLC, Senior Notes	7.750%	6/22/17	548,000	GBP	890,191
Total Hotels, Restaurants & Leisure					20,898,789
Household Durables — 0.4%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	676,000	GBP	1,103,679	(a)
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	490,000		218,050	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	610,000		614,575
Total Household Durables					1,936,304
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		883,350	(c)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	480,000		517,200	(a)(c)
Total Internet & Catalog Retail					1,400,550
Media — 5.8%
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	800,000		852,000	(a)(c)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,751		731,044	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,790,000		1,906,350	(c)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	11

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,180,000		$ 2,368,025	(c)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	2,560,000		2,444,800	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	710,000		678,050	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	760,000		752,400
CMP Susquehanna Corp.	3.443%	5/15/14	46,000		34,926	(a)(b)(e)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,650,000	(c)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,080,000		1,181,250	(c)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	180,000		182,700	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,300,000		1,420,770	(c)
ITV PLC, Senior Notes	10.000%	6/30/14	2,000,000	EUR	3,302,762
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	760,000		773,300	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,965,270	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		553,200
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	630,000		678,825	(a)(c)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	890,000	EUR	1,386,464	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	496,425	(a)(g)
Time Warner Inc.	6.500%	11/15/36	160,000		172,982
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	331,892	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	540,000		558,900	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		844,200	(a)(c)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	820,000		873,300	(a)(c)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		371,250	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	520,000		521,300	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	315,000		333,112
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	2,183,204	(a)
Total Media					29,548,701
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,490,000		2,390,400	(c)
Specialty Retail — 1.5%
American Greetings Corp., Senior Notes	7.375%	6/1/16	1,770,000		1,831,950	(c)
American Greetings Corp., Senior Notes	7.375%	6/1/16	120,000		119,400
American Greetings Corp., Senior Notes	7.375%	6/1/16	110,000		109,450
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,560,698	(a)

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — continued
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	2,490,000		$ 2,602,050
Spencer Spirit Holdings Inc./Spencer Gifts LLC/ Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	490,000		507,150	(a)
Total Specialty Retail					7,730,698
Textiles, Apparel & Luxury Goods — 0.6%
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	510,000		513,825	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	350,000		374,500	(a)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	1,030,000		965,625	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,115,000		1,276,675	(c)
Total Textiles, Apparel & Luxury Goods					3,130,625
Total Consumer Discretionary					74,991,047
Consumer Staples — 1.2%
Beverages — 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		903,731	(c)
Food Products — 0.8%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	1,220,000		1,251,262	(a)(c)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	470,000		485,275	(a)(c)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	935,415	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	340,000		351,900	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		1,268,500	(a)
Total Food Products					4,292,352
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		481,200	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	460,000		465,750	(c)
Total Consumer Staples					6,143,033
Energy — 12.1%
Energy Equipment & Services — 1.0%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	560,000		592,200	(c)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	270,000		275,400	(c)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	995,000		1,062,163	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000		788,400	(c)
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		414,990
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,780,000		1,971,350	(c)
Total Energy Equipment & Services					5,104,503

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	13

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 11.1%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	$ 53,412
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	312,988	(c)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	670,000	777,200	(c)
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000	612,263	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,100,000	1,232,000	(c)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	188,218
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000	255,875
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	880,850	(c)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	390,423	372,854	(a)(d)(g)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	311,203	(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,208,999	1,320,243	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000	2,263,375	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	1,059,000	1,142,051	(c)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,541,083	(c)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	91,008
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000	1,069,324	(c)(e)
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	550,000	639,389	(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,500,000	1,515,000	(c)
James River Escrow Inc., Senior Notes	7.875%	4/1/19	260,000	266,500	(a)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000	2,944,550	(a)(c)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,065,160
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000	375,962	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,698,513	(a)(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000	1,012,220	(a)
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	710,000	734,850	(c)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	670,000	643,200	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000	872,890	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	330,000	364,650	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,680,000	1,633,800	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	850,000	911,285	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	462,000	495,310	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,180,400	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,549,518	(c)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,758,470	(c)

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	710,000		$ 759,011	(c)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000		2,644,500	(c)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000		1,013,312	(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000		1,058,355	(a)
Petronas Capital Ltd.	5.250%	8/12/19	2,385,000		2,600,048	(a)(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000		608,445	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	690,000		679,650	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	410,000		391,550	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000		663,975	(c)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000		571,650	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000		1,029,600	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,515,000		1,764,975	(c)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000		504,850	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000		1,155,851	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000		925,254	(a)(c)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	660,000		683,925	(a)(c)
Teekay Corp., Senior Notes	8.500%	1/15/20	930,000		1,020,675
TNK-BP Finance SA	6.625%	3/20/17	550,000		598,840	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	240,000		273,492	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,490,000		1,732,125	(a)(c)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	785,000		1,086,212
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	790,000		801,850	(a)
Total Oil, Gas & Consumable Fuels					56,653,759
Total Energy					61,758,262
Financials — 10.1%
Capital Markets — 1.4%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,482,350	(a)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		362,298	(c)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,678,723	(c)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,519,693	(c)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		445,049	(c)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		529,749	(c)
Total Capital Markets					7,017,862

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	15

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 1.2%
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	1,050,000		$ 1,057,875	(a)(e)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	900,000		925,875	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	3,060,000		3,079,125	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	490,000		531,037	(a)(c)(e)(h)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	84,000	GBP	131,962	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		438,150	(e)(h)
Total Commercial Banks					6,164,024
Consumer Finance — 1.3%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,330,000		1,263,210
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,177,163	(c)
American Express Co., Notes	7.000%	3/19/18	260,000		312,646	(c)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,388,155
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	970,000		1,040,967	(a)(c)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	280,000		309,280
Total Consumer Finance					6,491,421
Diversified Financial Services — 4.6%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		524,161	(c)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,761,897	(c)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	440,000		503,250	(a)(c)
Boats Investments (Netherlands) BV, Secured Notes	8.710%	12/15/15	1,271,159	EUR	1,472,607	(d)(e)
Citigroup Inc., Senior Notes	6.125%	11/21/17	490,000		552,517	(c)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,515,434	(c)
Citigroup Inc., Senior Notes	6.875%	3/5/38	250,000		290,622	(c)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		719,718	(c)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,124,882	(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,838,700
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,360,000		2,655,000
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	3,151,628	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	795,998	EUR	1,271,527	(a)
Polish Television Holding BV, Senior Secured Bonds	11.250%	5/15/17	675,000	EUR	1,039,390	(a)(g)
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	680,000		697,000
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000		745,252	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,100,000	EUR	1,545,413	(a)
Total Diversified Financial Services					23,408,998

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — 1.1%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		$ 4,733,188	(c)
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	360,000		367,361	(a)(e)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.907%	9/30/11	240,000		232,731	(e)(h)
Total Insurance					5,333,280
Real Estate Investment Trusts (REITs)— 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,586,617	(a)(c)
Real Estate Management & Development — 0.2%
Countrywide Holdings, Senior Secured Notes	10.000%	5/8/18	740,000	GBP	1,223,386	(a)
Total Financials					51,225,588
Health Care — 3.0%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	370,000		410,700	(c)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	500,000		557,500	(d)
Ontex, Senior Notes	9.000%	4/15/19	640,000	EUR	937,142	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	585,713	(a)
Total Health Care Equipment & Supplies					2,491,055
Health Care Providers & Services — 2.0%
American Renal Holdings, Senior Notes	9.750%	3/1/16	820,000		863,050	(a)(d)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000		703,500	(c)
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	620,000		641,700	(c)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,560,000		2,643,200
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		126,362	(a)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	50,000		52,563	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,361,958	(c)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	500,000	EUR	735,740	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	10,000		8,450
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	215,000		247,250	(c)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000		1,075,035	(c)
US Oncology Inc.	9.125%	8/15/17	150,000		3,375	(b)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	600,000		628,500	(c)
Total Health Care Providers & Services					10,090,683
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	2,240,282	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	410,000		433,575	(a)
Total Pharmaceuticals					2,673,857
Total Health Care					15,255,595

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	17

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 9.5%
Aerospace & Defense — 1.2%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	955,000		$ 1,033,788
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	600,000		663,000	(c)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	600,000		663,000	(a)(c)
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	440,000		460,900	(a)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	440,000		461,450	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	860,000		955,675
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,662,375	(a)
Total Aerospace & Defense					5,900,188
Airlines — 1.5%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	420,000		405,300	(a)(c)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,474,634
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	350,568		351,900	(c)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	750,927		750,927	(c)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	1,000,000		1,020,000	(a)(c)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	890,000		940,062	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	260,000		248,300	(a)(c)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	88,282		91,037
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	767,927		786,203	(c)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	287,000		310,678	(a)(c)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,062,000		1,138,995	(a)(c)
Total Airlines					7,518,036
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000		102,668	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,270,000		1,282,700	(a)(c)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	460,000		518,650	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		396,432	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	520,000		527,150	(a)
Total Building Products					2,827,600

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — 1.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	890,000		$ 1,003,475	(c)
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	400,000	EUR	590,750	(a)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,900,000		2,014,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000		1,831,750	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	880,000		932,800	(a)(c)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		446,125
Total Commercial Services & Supplies					6,818,900
Construction & Engineering — 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000		793,100	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000		663,000	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	2,310,000		2,328,480	(a)
Total Construction & Engineering					3,784,580
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,960,000		2,004,100	(a)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		602,100	(c)
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,200,000		1,224,000	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	1,410,000		1,417,050	(a)
Total Machinery					2,641,050
Marine — 0.4%
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	150,000		154,125	(a)
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,430,000		1,469,325
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	430,000		432,150	(a)
Total Marine					2,055,600
Road & Rail — 1.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,420,000		1,487,450	(a)(d)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	940,000		984,650	(a)(c)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	760,000		919,600	(c)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	245,000		272,562
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	185,000		202,113
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	1,090,000		1,149,950	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,014,000		1,128,075	(c)
Total Road & Rail					6,144,400

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	19

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	595,000		$ 627,725	(a)(c)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,590,000		1,677,450	(c)
Total Trading Companies & Distributors					2,305,175
Transportation — 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		915,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	2,007,544	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,550,000		1,596,500	(a)(c)
Syncreon Global Ireland Ltd./ Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	970,000		1,011,225	(a)(c)
Total Transportation					5,530,269
Transportation Infrastructure — 0.0%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	160,000		164,400	(a)
Total Industrials					48,296,398
Information Technology — 1.6%
IT Services — 0.6%
Ceridian Corp., Senior Notes	12.250%	11/15/15	553,800		582,182	(d)
First Data Corp., Senior Notes	10.550%	9/24/15	586,302		616,350	(d)
First Data Corp., Senior Notes	11.250%	3/31/16	800,000		806,000
First Data Corp., Senior Secured Notes	7.375%	6/15/19	70,000		71,575	(a)
iGATE Corp., Senior Notes	9.000%	5/1/16	840,000		867,300	(a)(c)
Total IT Services					2,943,407
Semiconductors & Semiconductor Equipment — 1.0%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	420,000		453,600
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	350,000		379,312	(d)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	280,000		323,400	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,010,000		1,131,200	(a)(c)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,740,000		1,874,850
MEMC Electronic Materials Inc., Senior Notes	7.750%	4/1/19	260,000		267,800	(a)
Sensata Technologies BV, Secured Notes	6.500%	5/15/19	230,000		233,738	(a)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000		577,700	(a)
Total Semiconductors & Semiconductor Equipment					5,241,600
Total Information Technology					8,185,007
Materials — 10.9%
Chemicals — 1.1%
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	980,000		984,900	(a)(c)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	1,220,000		1,303,875	(c)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		729,462	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,242,346	(a)

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	670,000		$ 755,425	(a)(c)
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	450,000		482,625	(a)(c)
Total Chemicals					5,498,633
Construction Materials — 0.2%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	720,000	EUR	1,185,099
Containers & Packaging — 2.8%
Ardagh Glass Group PLC, Senior Toggle Notes	10.750%	3/1/15	758,700	EUR	1,130,059	(d)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,608,548	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	1,200,000		1,207,500
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	660,000		673,200	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,247,812	(a)(c)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,917,774	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	2,180,000		2,229,050	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,100,000		1,097,250	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,080,000		1,138,050	(a)(b)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	250,000		263,438	(a)(b)(c)
Total Containers & Packaging					14,512,681
Metals & Mining — 4.3%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	490,000		534,100	(a)(c)
China Oriental Group Co. Ltd.	7.000%	11/17/17	1,060,000		1,036,150	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		347,495	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		483,640	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		481,500	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		258,175	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,440,000		2,467,206	(a)(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,090,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	200,000		209,000	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	800,000		878,018	(c)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,990,000		2,049,700	(a)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	400,000		405,000	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,210,000		1,343,100
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,713,000		1,854,323
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		373,495

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	21

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	6.750%	4/16/40	410,000		$ 418,371	(c)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		3,745,455	(c)(i)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000		903,930
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,690,000		1,833,650	(a)(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		836,225	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		178,000	(a)
Total Metals & Mining					21,726,933
Paper & Forest Products — 2.5%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		939,135
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	842,000		976,712	(c)
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	1,610,000		1,296,050	(a)(b)
Empresas CMPC SA, Notes	4.750%	1/19/18	460,000		462,626	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000		490,424	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		299,250	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	860,000		834,200
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	3,288,342	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	270,000		311,347	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	350,000		355,651	(a)
Sino-Forest Corp., Notes	6.250%	10/21/17	800,000		748,000	(a)(c)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	1,370,000		1,486,450	(a)
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	1,020,000		1,025,100	(a)(c)
Total Paper & Forest Products					12,513,287
Total Materials					55,436,633
Telecommunication Services — 9.5%
Diversified Telecommunication Services — 6.3%
AT&T Inc., Senior Notes	6.400%	5/15/38	220,000		238,477	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,886,000		2,784,990	(a)(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	944,000		908,600	(a)(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	637,000		635,408	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		343,259
Cincinnati Bell Inc., Senior Notes	8.250%	10/15/17	1,945,000		1,991,194	(c)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		942,750	(a)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,310,000		1,395,150	(a)(c)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,385,000		1,475,025
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,920,000		2,064,000	(c)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	240,000		317,280	(c)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	713,000		737,955

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	134,193		$ 136,541	(d)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		390,494	(a)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	580,000		597,400	(a)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	344,000	EUR	527,228	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	290,000	EUR	432,989	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		680,478	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		545,625	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	828,000		920,885	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,530,842	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,455,142	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		470,128	(a)(c)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		209,318	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,678,682	(a)
West Corp., Senior Notes	8.625%	10/1/18	900,000		952,875	(a)(c)
West Corp., Senior Notes	7.875%	1/15/19	1,100,000		1,123,375	(a)(c)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	460,000		489,900	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,274,169	EUR	4,025,489	(a)(d)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,170,000		2,245,950
Total Diversified Telecommunication Services					32,247,429
Wireless Telecommunication Services — 3.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		572,796	(c)
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,015,000		1,092,394	(a)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		1,006,920	(a)(c)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	640,000		692,000
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,741,067	(a)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	320,000		336,800	(c)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,000,000		975,000	(c)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,690,000		4,091,288	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	5,270,000		5,770,650	(a)(c)
Total Wireless Telecommunication Services					16,278,915
Total Telecommunication Services					48,526,344

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	23

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 5.0%
Electric Utilities — 1.5%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	311,930	$ 314,269	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000	431,300	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	367,000	416,545	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,770,000	1,880,625	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000	314,766
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000	433,825	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	523,640	547,203
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,890,000	2,064,825	(c)
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,250,000	1,271,875	(a)
Total Electric Utilities				7,675,233
Independent Power Producers & Energy Traders — 3.3%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	470,000	500,550	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	260,000	271,700	(a)(c)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,920,000	2,013,600	(a)(c)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000	794,463	(a)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	9,000,000	8,235,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	640,000	656,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,240,000	1,357,800	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,470,000	2,531,750	(c)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	185,116	207,330
Total Independent Power Producers & Energy Traders				16,568,193
Multi-Utilities — 0.2%
E-CL SA, Notes	5.625%	1/15/21	470,000	488,543	(a)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	476,625	(a)
Total Multi-Utilities				965,168
Total Utilities				25,208,594
Total Corporate Bonds & Notes (Cost — $364,876,775)				395,026,501
Asset-Backed Securities — 0.4%
Financials — 0.4%
Home Equity — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	(a)(b)(f)
Sail Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101	0	(a)(b)(f)
Sail Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974	0	(a)(b)(f)
Total Home Equity				1

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Manufactured Housing — 0.4%
Greenpoint Manufactured Housing, 1999-2 A2	3.110%	3/18/29	425,000	$ 354,875	(e)
Greenpoint Manufactured Housing, 1999-3 2A2	3.696%	6/19/29	200,000	167,000	(e)
Greenpoint Manufactured Housing, 1999-4 A2	3.695%	2/20/30	200,000	167,000	(e)
Greenpoint Manufactured Housing, 2000-6 A3	2.213%	11/22/31	325,000	276,250	(e)
Greenpoint Manufactured Housing, 2000-7 A2	3.697%	11/17/31	700,000	588,000	(e)
Greenpoint Manufactured Housing, 2001-2 IA2	3.704%	2/20/32	350,000	297,500	(e)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.698%	3/13/32	475,000	403,750	(e)
Total Manufactured Housing				2,254,375
Total Asset-Backed Securities (Cost — $2,406,344)				2,254,376
Collateralized Senior Loans — 1.6%
Consumer Discretionary — 0.9%
Diversified Consumer Services — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	2,132,500	(j)
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	240,000	242,593	(j)
Media — 0.4%
Newsday LLC, Term Loan B	10.500%	8/1/13	2,000,000	2,130,000	(j)
Total Consumer Discretionary				4,505,093
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	423,449	423,449	(g)(j)
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Term Loan B	4.195%	3/23/18	636,236	595,532	(j)
First Data Corp., Term Loan B2	2.945%	9/24/14	771,653	723,867	(j)
Total Information Technology				1,319,399
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., Term Loan	6.875%	8/11/15	1,675,069	1,733,696	(j)
Total Collateralized Senior Loans (Cost — $7,714,988)				7,981,637
Convertible Bonds & Notes — 0.6%
Consumer Discretionary — 0.3%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,310,000	1,434,450	(a)
Energy — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	70,000	71,487	(a)
Industrials — 0.3%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	1,610,000	1,384,600	(b)
Materials — 0.0%
Hercules Inc.	6.500%	6/30/29	240,000	192,600
Total Convertible Bonds & Notes (Cost — $2,772,050)				3,083,137

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	25

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 18.1%
Argentina — 0.8%
Republic of Argentina	8.000%	2/26/08	117	EUR	$ 58	(f)(k)
Republic of Argentina	7.820%	12/31/33	2,327,293	EUR	2,411,428	(e)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	5,548,107	EUR	1,161,712	(e)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	80,829
Republic of Argentina, Senior Notes	8.750%	6/2/17	591,998		614,198
Total Argentina					4,268,225
Brazil — 2.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	761,000	BRL	456,488
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	12,621,000	BRL	7,236,163
Federative Republic of Brazil	7.125%	1/20/37	2,450,500		2,989,610	(i)
Total Brazil					10,682,261
Chile — 0.2%
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		765,000
Colombia — 1.1%
Republic of Colombia	11.750%	2/25/20	544,000		840,480
Republic of Colombia	7.375%	9/18/37	3,142,000		3,951,065
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		359,700
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		618,018
Total Colombia					5,769,263
Hungary — 0.4%
Republic of Hungary, Senior Notes	6.250%	1/29/20	890,000		944,332	(c)
Republic of Hungary, Senior Notes	6.375%	3/29/21	1,230,000		1,291,597	(c)
Total Hungary					2,235,929
India — 0.5%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000		455,106	(a)(e)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,840,000		1,842,237	(a)(e)
Total India					2,297,343
Indonesia — 1.5%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		191,812	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	15,399,000,000	IDR	2,134,108
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	25,206,000,000	IDR	3,635,860
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		190,080	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,646,000,000	IDR	1,443,334
Total Indonesia					7,595,194
Malaysia — 0.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	9,755,000	MYR	3,289,543

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 1.6%
Mexican Bonos, Bonds	8.000%	6/11/20	62,336,800	MXN	$ 5,848,052
United Mexican States	11.375%	9/15/16	148,000		211,640	(c)
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	949,267
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,516
United Mexican States, Medium-Term Notes	6.750%	9/27/34	936,000		1,092,312	(c)
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		132,246
Total Mexico					8,238,033
Panama — 0.5%
Republic of Panama	7.250%	3/15/15	621,000		730,607
Republic of Panama	9.375%	4/1/29	975,000		1,438,125
Republic of Panama	6.700%	1/26/36	340,000		398,650
Total Panama					2,567,382
Peru — 1.0%
Republic of Peru	8.750%	11/21/33	1,944,000		2,650,644
Republic of Peru, Bonds	7.840%	8/12/20	3,636,000	PEN	1,424,258
Republic of Peru, Bonds	6.550%	3/14/37	703,000		778,573
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		60,750
Total Peru					4,914,225
Poland — 1.5%
Republic of Poland, Bonds	5.500%	4/25/15	13,565,000	PLN	4,957,089
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		1,900,400	(c)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		926,712	(c)
Total Poland					7,784,201
Russia — 1.9%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		501,725	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000		437,462	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000		392,510	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	7,122,843		8,409,441	(a)
Total Russia					9,741,138
Turkey — 1.3%
Republic of Turkey, Notes	6.750%	5/30/40	2,322,000		2,522,273
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000		526,875
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000		3,543,750
Total Turkey					6,592,898

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	27

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — 3.0%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,261,000	$10,660,097	(a)(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000	292,125
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000	1,107,108	(c)
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000	875,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	332,150
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	171,600
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,700,000	1,849,500	(a)
Total Venezuela				15,287,580
Total Sovereign Bonds (Cost — $86,971,205)				92,028,215

			Shares
Common Stocks — 0.5%
Consumer Discretionary — 0.3%
Automobiles — 0.1%
General Motors Co.			14,750	469,198	*
Media — 0.2%
Charter Communications Inc., Class A Shares			15,345	866,839	(c)*
Total Consumer Discretionary				1,336,037
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			3,221	81,974	*
Industrials — 0.2%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			52	23,403	(b)(g)
Nortek Inc.			4,010	158,395	*
Total Building Products				181,798
Marine — 0.2%
DeepOcean Group Holding AS			56,705	850,575
Total Industrials				1,032,373
Total Common Stocks (Cost — $3,544,853)				2,450,384
Convertible Preferred Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Inc. (Cost — $94,789)	7.500%		800	96,400

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 0.8%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		16,000	$ 399,360
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		10,727	107	(a)(e)*
Total Consumer Discretionary				399,467
Financials — 0.7%
Commercial Banks — 0.2%
Banesto Holdings Ltd.	10.500%		45,575	1,166,438	(a)
Consumer Finance — 0.4%
GMAC Capital Trust I	8.125%		80,029	2,102,362	(e)*
Diversified Financial Services — 0.1%
Citigroup Capital XIII	7.875%		5,950	165,886	(e)
Total Financials				3,434,686
Total Preferred Stocks (Cost — $3,596,590)				3,834,153

		Expiration Date	Notional Amount†
Purchased Options — 0.1%
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	63,420,000	592,988
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	19,810,000	185,227
Total Purchased Options (Cost — $863,226)				778,215

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675	74,231	(e)*
Buffets Restaurant Holdings		4/28/14	570	6	(b)(g)*
Charter Communications Inc.		11/30/14	752	9,776	*
CMP Susquehanna Radio Holdings Co.		3/23/19	12,259	0	(a)(b)(g)*
General Motors Co.		7/10/16	13,409	304,250	*
General Motors Co.		7/10/19	13,409	223,528	*
Nortek Inc.		12/7/14	1,301	11,709	(b)*
SemGroup Corp.		11/30/14	3,390	22,883	(b)(g)*
Total Warrants (Cost — $1,749,498)				646,383
Total Investments before Short-Term Investments (Cost — $474,590,318)				508,179,401

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	29

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC); (Cost — $299,814)	0.100%	1/10/12	$300,000	$ 299,796	(l)
Total Investments — 100.0% (Cost — $474,890,132#)				$508,479,197

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security (unaudited).
(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	The coupon payment on these securities is currently in default as of May 31, 2011.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	The maturity principal is currently in default as of May 31, 2011.
(l)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $475,811,034.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	EUR	— Euro
	GBP	— British Pound
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	MXN	— Mexican Peso
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol
	PLN	— Polish Zloty

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Global High Income Fund Inc.

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	$104.00	63,420,000	$ 255,122
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	99.00	63,420,000	1,907,367
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	99.00	19,810,000	595,789
Credit default swaption with Morgan Stanley & Co. Inc. to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	103.50	19,810,000	105,113
Total Written Options (Premiums received — $2,809,226)				$2,863,391

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	31

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited)

United States	46.9%
Mexico	4.8
United Kingdom	4.7
Brazil	3.7
Luxembourg	3.2
Venezuela	3.0
Cayman Islands	2.9
Russia	2.9
Colombia	2.0
Netherlands	1.9
Germany	1.7
Indonesia	1.7
Ireland	1.6
Poland	1.5
Turkey	1.3
Malaysia	1.3
France	1.2
Thailand	1.1
Argentina	1.1
Bermuda	1.1
Peru	1.0
Italy	0.9
Austria	0.8
Chile	0.8
Canada	0.7
South Africa	0.7
Panama	0.7
Kazakhstan	0.6
Australia	0.5
India	0.5
Hungary	0.4
Marshall Islands	0.4
Belgium	0.3
Norway	0.3
United Arab Emirates	0.3
Guernsey	0.2
Qatar	0.2
Trinidad and Tobago	0.2
Mongolia	0.2
Spain	0.2
British Virgin Islands	0.1
Singapore	0.1
Japan	0.1
Sweden	0.1
Midway Islands	0.0
Short-Term Investment	0.1
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of May 31, 2011 and are subject to change.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2011 Annual Report

Statement of assets and liabilities

May 31, 2011

Assets:
Investments, at value (Cost — $474,890,132)	$508,479,197
Foreign currency, at value (Cost — $1,824,899)	1,848,028
Cash	1,051,614
Interest receivable	10,411,391
Receivable for securities sold	1,999,356
Deposits with brokers for swap contracts	1,440,000
Unrealized appreciation on forward foreign currency contracts	1,252,862
Swaps, at value (net premiums paid — $0)	9,245
Prepaid expenses	22,218
Other receivables	1,618
Total Assets	526,515,529

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for securities purchased	3,266,210
Written options, at value (premiums received $2,809,226)	2,863,391
Payable for open reverse repurchase agreement	1,947,813
Investment management fee payable	353,623
Unrealized depreciation on forward foreign currency contracts	102,849
Deferred foreign capital gains tax	95,181
Interest payable	50,658
Payable to broker — variation margin on open futures contracts	17,960
Directors’ fees payable	8,162
Accrued expenses	237,147
Total Liabilities	108,942,994
Total Net Assets	$417,572,535

Net Assets:
Par value ($0.001 par value; 30,657,707 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$ 30,658
Paid-in capital in excess of par value	436,875,233
Undistributed net investment income	5,824,945
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(59,756,637)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	34,598,336
Total Net Assets	$417,572,535

Shares Outstanding	30,657,707

Net Asset Value	$13.62

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	33

Statement of operations

For the Year Ended May 31, 2011

Investment Income:
Interest	$42,508,661
Dividends	107,050
Less: Foreign taxes withheld	(150,325)
Total Investment Income	42,465,386

Expenses:
Investment management fee (Note 2)	4,301,376
Interest expense (Notes 3 and 5)	1,387,254
Excise tax (Note 1)	163,430
Legal fees	123,669
Custody fees	82,641
Directors’ fees	80,397
Transfer agent fees	77,076
Audit and tax	67,900
Shareholder reports	67,606
Stock exchange listing fees	20,449
Insurance	10,294
Miscellaneous expenses	8,809
Total Expenses	6,390,901
Less: Fees forgone and/or expense reimbursements (Note 2)	(253,022)
Net Expenses	6,137,879
Net Investment Income	36,327,507

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	10,425,634
Futures contracts	(78,861)
Foreign currency transactions	(7,059,915)
Net Realized Gain	3,286,858
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	42,171,092
Futures contracts	(95,400)
Written options	(54,165)
Swap contracts	35,669
Foreign currencies	(278,553)
Change in Net Unrealized Appreciation (Depreciation)	41,778,643
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	45,065,501
Increase in Net Assets From Operations	$81,393,008

See Notes to Financial Statements.

34	Western Asset Global High Income Fund Inc. 2011 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2011	2010

Operations:
Net investment income	$ 36,327,507	$ 32,540,839
Net realized gain (loss)	3,286,858	(15,344,226)
Change in net unrealized appreciation (depreciation)	41,778,643	71,025,056
Increase In Net Assets From Operations	81,393,008	88,221,669

Distributions To Shareholders From (Note 1):
Net investment income	(34,223,001)	(31,679,674)
Decrease in Net Assets From Distributions to Shareholders	(34,223,001)	(31,679,674)

Fund Share Transactions:
Reinvestment of distributions (49,326 and 0 shares issued, respectively)	651,413	—
Increase in Net Assets From Fund Share Transactions	651,413	—
Increase in Net Assets	47,821,420	56,541,995

Net Assets:
Beginning of year	369,751,115	313,209,120
End of year*	$417,572,535	$369,751,115
* Includes undistributed net investment income of:	$5,824,945	$9,560,676

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	35

Statement of cash flows

For the Year Ended May 31, 2011

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$ 39,795,751
Operating expenses paid	(4,691,770)
Interest paid	(1,392,224)
Net purchases of short-term investments	(240,772)
Realized loss on futures contracts	(78,861)
Realized loss on foreign currency transactions	(7,059,915)
Purchases of long-term investments	(370,162,476)
Proceeds from disposition of long-term investments and derivatives	376,101,746
Premium for written options	2,809,226
Cash deposits with brokers for swap contracts	(1,440,000)
Net Cash Provided By Operating Activities	33,640,705

Cash Flows Provided (Used) By Financing Activities:
Cash distributions paid on Common Stock	(33,571,588)
Proceeds from reverse repurchase agreements	1,947,813
Net Cash Used by Financing Activities	(31,623,775)
Net Increase In Cash	2,016,930
Cash, Beginning of year	882,712
Cash, End of year	$ 2,899,642

Reconciliation of Increase (Decrease) in Net Assets From Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 81,393,008
Accretion of discount on investments	(3,905,134)
Amortization of premium on investments	734,484
Net realized gain from investment transactions and derivatives	(10,346,773)
Change in net unrealized appreciation from investments and derivatives	(41,778,643)
Purchases of long-term investments	(370,162,476)
Proceeds from disposition of long-term investments and derivatives	376,101,746
Net purchases of short-term investments	(240,772)
Increase in interest and dividends receivable	(170,993)
Increase in other receivables	(1,618)
Increase in deferred foreign capital gains tax	91,352
Net change in unrealized appreciation on forward foreign currency contracts	485,453
Increase in payable to broker-variation margin	17,960
Increase in premium for written options	2,809,226
Increase in deposits with brokers for swap contracts	(1,440,000)
Increase in prepaid expenses	(3,658)
Decrease in interest payable	(4,970)
Increase in accrued expenses	62,513
Total Adjustments	(47,752,303)
Net Cash Flows Provided by Operating Activities	$ 33,640,705

Non-Cash Financing Activities:
Proceeds from reinvestment of dividends	$ 651,413

See Notes to Financial Statements.

36	Western Asset Global High Income Fund Inc. 2011 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.08	$10.23	$13.36	$14.67	$14.09

Income (loss) from operations:
Net investment income	1.19	1.06	0.87	0.89	0.83
Net realized and unrealized gain (loss)	1.47	1.83	(2.98)	(1.18)	0.80
Total income (loss) from operations	2.66	2.89	(2.11)	(0.29)	1.63

Less distributions from:
Net investment income	(1.12)	(1.04)	(1.02)	(1.02)	(0.79)
Net realized gains	—	—	—	—	(0.26)
Total distributions	(1.12)	(1.04)	(1.02)	(1.02)	(1.05)
Increase in net asset value due to shares issued on reinvestment of distributions	—	—	—	—	0.00 [1]

Net asset value, end of year	$13.62	$12.08	$10.23	$13.36	$14.67

Market price, end of year	$13.38	$10.73	$8.83	$12.12	$14.17
Total return, based on NAV[2,3]	22.75%	28.83%	(15.05)%	(1.84)%	11.96%[4]
Total return, based on market price[5]	36.14%	33.89%	(17.37)%	(6.91)%	23.25%

Net assets, end of year (000s)	$417,573	$369,751	$313,209	$408,985	$449,123

Ratios to Average Net Assets:
Gross expenses	1.59%	1.74%	3.14%	2.80%	2.86%
Gross expenses, excluding interest expense[6]	1.24	1.36	2.22	1.61	1.58
Net expenses[6]	1.53 [7]	1.72 [7]	3.14	2.80 [7]	2.86 [7]
Net expenses, excluding interest expense	1.18 [7]	1.34 [7]	2.22	1.61 [7]	1.58 [7]
Net investment income	9.03	8.96	8.56	6.50	5.77

Portfolio Turnover Rate	75%	85%[8]	35%[8]	63%[8]	201%[8]

Supplemental Data:
Loans Outstanding, End of Year (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$517,572	$469,751	$413,209	$508,985	$549,123
Asset Coverage for Loan Outstanding	518%	470%	413%	509%	549%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	1.36%	1.36%	2.85%	4.87%	5.67%

1	Amount represents less than $0.01 per share.
2

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
4	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
5	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
6	Ratio includes commitment fees incurred on the line of credit, if any.
7	Reflects fees forgone and/or expense reimbursements.
8

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172%, 341%, 483% and 533% for the years ended May 31, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

38	Western Asset Global High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$394,157,222	$ 869,279	$395,026,501
Asset-backed securities	—	2,254,376	—	2,254,376
Collateralized senior loans	—	7,558,188	423,449	7,981,637
Convertible bonds & notes	—	3,083,137	—	3,083,137
Sovereign bonds	—	92,028,215	—	92,028,215
Common stocks:
Industrials	$ 158,395	850,575	23,403	1,032,373
Other common stocks	1,418,011	—	—	1,418,011
Convertible preferred stocks	96,400	—	—	96,400
Preferred stocks:
Consumer discretionary	399,360	107	—	399,467
Financials	2,268,248	1,166,438	—	3,434,686
Purchased options	778,215	—	—	778,215
Warrants	527,778	95,716	22,889	646,383
Total long-term investments	$5,646,407	$501,193,974	$1,339,020	$508,179,401
Short-term investments†	—	299,796	—	299,796
Total investments	$5,646,407	$501,493,770	$1,339,020	$508,479,197
Other financial instruments:
Forward foreign currency contracts	—	$ 1,252,862	—	$ 1,252,862
Interest rate swaps	—	9,245	—	9,245
Total other financial instruments	—	$ 1,262,107	—	$ 1,262,107
Total	$5,646,407	$502,755,877	$1,339,020	$509,741,304

Western Asset Global High Income Fund Inc. 2011 Annual Report	39

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$2,863,391	—	—	$2,863,391
Futures contracts	95,400	—	—	95,400
Forward foreign currency contracts	—	$102,849	—	102,849
Total other financial instruments	$2,958,791	$102,849	—	$3,061,640

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stocks			Preferred Stocks
Investments In Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Energy	Industrials		Consumer Discretionary	Warrants	Total
Balance as of May 31, 2010	$ 13,800	—	$ 90,522	—		$ 1	$ 26,162	$ 130,485
Accrued premiums/ discounts	772	—	—	—		—	—	772
Realized gain (loss)[1]	(575,000)	—	(14)	—		—	(10)	(575,024)
Change in unrealized appreciation (depreciation)[2]	595,354	—	(8,534)	$23,403		106	8,446	618,775
Net purchases (sales)	—	$423,449	—	—		—	—	423,449
Transfers into Level 3	869,279	—	—	0	*	—	—	869,279
Transfers out of Level 3	(34,926)	—	(81,974)	—		(107)	(11,709)	(128,716)
Balance as of May 31, 2011	$ 869,279	$423,449	—	$23,403		—	$ 22,889	$1,339,020
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2011[2]	—	—	—	$23,403		—	$ (19)	$ 23,384

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Value is less than $1.

40	Western Asset Global High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the

Western Asset Global High Income Fund Inc. 2011 Annual Report	41

board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books

42	Western Asset Global High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have

Western Asset Global High Income Fund Inc. 2011 Annual Report	43

been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the year ended May 31, 2011 see Note 4.

44	Western Asset Global High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Global High Income Fund Inc. 2011 Annual Report	45

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost

46	Western Asset Global High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(l) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(m) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the

Western Asset Global High Income Fund Inc. 2011 Annual Report	47

Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(n) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations,

48	Western Asset Global High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $2,966,240. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2011, the Fund posted with its counterparties cash as collateral to cover the net liability of all derivatives amounting to $1,440,000, which could be used to reduce the required payment.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2011, no

Western Asset Global High Income Fund Inc. 2011 Annual Report	49

provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of May 31, 2011, there were $95,181 of deferred capital gains tax liabilities accrued on unrealized gains.

(t) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 163,430	—	$(163,430)
(b)	(6,003,667)	$6,003,667	—

(a) Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b) Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed-income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2011, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in

50	Western Asset Global High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

During the year ended May 31, 2011, fees forgone and/or expenses reimbursed amounted to $253,022.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$363,361,386	$5,535,921
Sales	369,913,016	5,585,346

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$42,298,053
Gross unrealized depreciation	(9,629,890)
Net unrealized appreciation	$32,668,163

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding*
$4,052,915	0.828%	$10,273,638

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Western Asset Global High Income Fund Inc. 2011 Annual Report	51

Interest rates on reverse repurchase agreements ranged from 0.75% to 0.95% during the year ended May 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $31,356.

At May 31, 2011, the Fund had the following open reverse repurchase agreements:

Security	Value
Reverse Repurchase Agreement with Deutsche Bank, dated 12/31/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,500,000 Vale Overseas LTD., 8.250% due 1/17/34; Market value (including accrued interest) $1,929,550.	$1,526,825
Reverse Repurchase Agreement with Deutsche Bank, dated 3/22/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $400,000 Federative Republic of Brazil, 7.125% due 1/20/37; Market value (including accrued interest) $498,371.	420,988
Total reverse repurchase agreements (Proceeds — $1,947,813)	$1,947,813

During the year ended May 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding May 31, 2010	—	—
Options written	166,460,000	$2,809,226
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding May 31, 2011	166,460,000	$2,809,226

At May 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 5-Year Notes	135	9/11	$15,988,585	$16,083,985	$(95,400)

At May 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Credit Suisse	1,500,000	$ 2,154,449	8/18/11	$ 47,009
Mexican Peso	Morgan Stanley & Co. Inc.	50,397,085	4,328,765	8/18/11	65,124
Russian Ruble	Citibank, N.A.	41,137,146	1,468,763	6/15/11	3,243
Russian Ruble	Citibank, N.A.	20,772,257	741,654	6/15/11	1,374
Russian Ruble	JPMorgan Chase	28,338,450	1,011,797	6/15/11	52,797
Russian Ruble	JPMorgan Chase	13,211,977	471,721	6/15/11	(12,589)
Swiss Franc	Citibank, N.A.	396,100	464,641	8/18/11	2,178
					159,136

52	Western Asset Global High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
British Pound	Citibank, N.A.	500,000	$ 821,712	8/18/11	$ (10,034)
British Pound	Citibank, N.A.	949,278	1,560,066	8/18/11	8,009
British Pound	Credit Suisse	1,883,000	3,094,566	8/18/11	(14,995)
British Pound	UBS AG	700,000	1,150,396	8/18/11	(23,655)
British Pound	UBS AG	2,408,971	3,958,960	8/18/11	(13,161)
Euro	Citibank, N.A.	458,771	660,024	6/15/11	(6,759)
Euro	Citibank, N.A.	15,823,745	22,727,632	8/18/11	759,315
Euro	Credit Suisse	6,660,753	9,566,834	8/18/11	75,072
Euro	JPMorgan Chase	236,890	340,808	6/15/11	(4,849)
Euro	JPMorgan Chase	741,965	1,067,449	6/15/11	(9,162)
Euro	JPMorgan Chase	2,611,110	3,756,546	6/15/11	(7,645)
Euro	UBS AG	15,767,358	22,646,643	8/18/11	216,971
Polish Zloty	Citibank, N.A.	1,742,895	630,755	8/18/11	21,770
					990,877
Net unrealized gain on open forward foreign currency contracts					$1,150,013

At May 31, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount†		Termination Date	Payments Made by the Fund	Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc.	2,653,585	BRL	1/2/12	BRL-CDI*	10.560%	—	$5,138**
Credit Suisse First Boston Inc.	4,271,536	BRL	1/2/12	BRL-CDI*	10.510%	—	4,107**
Total	6,925,121					—	$9,245

†               Notional amount denominated in U.S. dollars, unless otherwise noted.

‡               Percentage shown is an annual percentage rate.

*              Based on the Overnight Brazilian Interbank Deposit Rate as of May 31, 2011, the Brazilian CFTIP Interbank Deposit (CDI) rate was 11.85%.

**       Swap contract is valued in good faith at fair value by or under the direction of the Board of Trustees (see Note 1).

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2011.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	—	—	$778,215	$ 778,215
Swap contracts[3]	$9,245	—	—	9,245
Forward foreign currency contracts	—	$1,252,862	—	1,252,862
Total	$9,245	$1,252,862	$778,215	$2,040,322

Western Asset Global High Income Fund Inc. 2011 Annual Report	53

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	—	—	$2,863,391	$2,863,391
Futures contracts(4)	$95,400	—	—	95,400
Forward foreign currency contracts	—	$102,849	—	102,849
Total	$95,400	$102,849	$2,863,391	$3,061,640

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3  Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

4  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(78,861)	—	$ (78,861)
Forward foreign currency contracts	—	$(7,033,268)	(7,033,268)
Total	$(78,861)	$(7,033,268)	$(7,112,129)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	—	—	$(85,011)	$(85,011)
Written options	—	—	(54,165)	(54,165)
Futures contracts	$(95,400)	—	—	(95,400)
Swap contracts	35,669	—	—	35,669
Forward foreign currency contracts	—	$(485,453)	—	(485,453)
Total	$(59,731)	$(485,453)	$(139,176)	$(684,360)

54	Western Asset Global High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

During the year ended May 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 59,863
Written options	220,261
Futures contracts (to sell)	1,458,624
Forward foreign currency contracts (to buy)	10,933,021
Forward foreign currency contracts (to sell)	61,913,182

Average Notional Balance
Interest rate swap contracts	6,925,121BRL

5. Loan

At May 31, 2011, the Fund had a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $100,000,000.

Unless renewed, this agreement terminates on May 17, 2012. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended May 31, 2011 was $1,355,898. For the year ended May 31, 2011, the Fund did not incur a commitment fee. At May 31, 2011, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2011, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 1.36%.

6. Distributions subsequent to May 31, 2011

On May 16, 2011, the Fund’s Board declared three dividends, each in the amount of $0.09625 per share, payable on June 24, 2011, July 29, 2011 and August 26, 2011 to shareholders of record on June 17, 2011, July 22, 2011 and August 19, 2011, respectively.

7. Capital shares

On October 22, 2003 the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000 000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review

Western Asset Global High Income Fund Inc. 2011 Annual Report	55

by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$34,223,001	$31,679,674

As of May 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 7,132,079
Capital loss carryforward*	(58,931,135)
Other book/tax temporary differences(a)	(1,211,734)
Unrealized appreciation (depreciation)(b)	33,677,434
Total accumulated earnings (losses) — net	$(19,333,356)

*  During the taxable year ended May 31, 2011, the Fund utilized $ 8,051,736 of its capital loss carryover available from prior years. As of May 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(58,931,135)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a) Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending May 31, 2012.

56	Western Asset Global High Income Fund Inc.

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global High Income Fund Inc., including the schedule of investments, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 19, 2011

Western Asset Global High Income Fund Inc.	57

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

58	Western Asset Global High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Western Asset Global High Income Fund Inc.	59

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”)(since 2005); Officer and Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”)(formerly registered investment advisers)(since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	156
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

60	Western Asset Global High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006).

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global High Income Fund Inc.	61

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

62	Western Asset Global High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†  Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

1  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2  Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	63

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

64	Western Asset Global High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global High Income Fund Inc.	65

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be

66	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	67

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2011:

Distributions Paid:	6/1/2010- 12/31/2010	1/1/2011- 5/31/2011
Interest from Federal obligations	0.24%	0.30%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Global High Income Fund Inc.

Directors	Western Asset Global High Income Fund Inc.	Independent registered public accounting
Carol L. Colman	620 Eighth Avenue	firm
Daniel P. Cronin	49th Floor	KPMG LLP
Paolo M. Cucchi	New York, NY 10018	345 Park Avenue
Leslie H. Gelb		New York, NY 10154
R. Jay Gerken, CFA	Investment manager
Chairman	Legg Mason Partners Fund	Legal counsel
William R. Hutchinson	Advisor, LLC	Simpson Thacher & Bartlett LLP
Riordan Roett		425 Lexington Avenue
Jeswald W. Salacuse	Subadvisers	New York, NY 10017-3909
Western Asset Management Company
Officers	Western Asset Management Company Limited	New York Stock Exchange Symbol
R. Jay Gerken, CFA	Wester Asset Management Company Pte. Ltd.	EHI
President and Chief Executive
Officer	Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane,
New York, NY 10038

WASX010005 7/11 SR11-1421

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2010 and May 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,700 in 2010 and $64,600 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the calculations pursuant to the Fund’s Revolving Credit and Security Agreement.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2010 and $0 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Global High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2011.

(h) Yes.  Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  PROXY VOTING — LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist	Since	Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of

Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	2010

Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	7 registered investment companies with $1.6 billion in total assets under management	12 Other pooled investment vehicles with $2.0 billion in assets under management	38 Other accounts with $13.8 billion in total assets under management*

Stephen A. Walsh‡	99 registered investment companies with $156.4 billion in total assets under management	213 Other pooled investment vehicles with $113.3 billion in assets under management**	769 Other accounts with $179.6 billion in total assets under management***

Keith J. Gardner‡	39 registered investment companies with $27.6 billion in total assets under management	6 Other pooled investment vehicles with $1.8 billion in assets under management	1 Other accounts with $0.2 billion in total assets under management

Michael C. Buchanan‡	45 registered investment Companies with $31.2 billion in total assets Under management	8 Other pooled investment vehicles with $4.2 billion in assets under management	11 Other accounts with $1.8 billion in total assets under management

Ryan K. Brist‡	11 registered investment Companies with $3.0 billion in total assets Under management	4 Other pooled investment vehicles with $6.2 billion in assets under management****	19 Other accounts with $4.3 billion in total assets under management+

*	Includes 7 accounts managed, totaling $2.4 billion, for which advisory fee is performance based.
**	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
***	Includes 81 accounts managed, totaling $20.4 billion, for which advisory fee is performance based.
****	Includes 1 account managed, totaling $70 million, for which advisory fee is performance based.
+	Includes 2 accounts managed, totaling $0.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	D
Ryan K. Brist	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)   (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	July 28, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	July 28, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Global High Income Fund Inc.

Date:	July 28, 2011